UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, DC 20549


                               FORM 8-K


                        CURRENT REPORT PURSUANT
                     TO SECTION 13 OR 15(D) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)   November 8, 2004
                                                   ----------------

                           II-VI Incorporated
                           ------------------
         (Exact Name of Registrant as Specified in Its Charter)

                             Pennsylvania
                             ------------
            (State or Other Jurisdiction of Incorporation)

           0-16195                          25-1214948
           -------                          ----------
 (Commission File Number)        (IRS Employer Identification No.)


375 Saxonburg Boulevard, Saxonburg, Pennsylvania         16056
---------------------------------------------------------------
(Address of Principal Executive Offices)              (Zip Code)

                            (724) 352-4455
                            --------------
         (Registrant's Telephone Number, Including Area Code)

                            Not Applicable
                            --------------
     (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page 2


Item 5.03  Amendments to Articles of Incorporation or Bylaws; Changes
           ----------------------------------------------------------
           in Fiscal Year.
           --------------

      On November 8, 2004, II-VI Incorporated (the "Company") amended its Articles of Incorporation to increase the authorized number of shares of common stock to 100,000,000 shares from 30,000,000 shares. The amendment was approved by a vote of the shareholders at the Company's Annual Meeting of Shareholders held November 5, 2004. The full text of the Company's Amended and Restated Articles of Incorporation is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 8.01  Other Events.
           ------------

      On November 8, 2004, the Company issued a press release entitled, "II-VI Incorporated Announces Shareholders' Meeting Results and Committees of the Board of Directors."

            The full text of the Company's press release is filed as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.
           ---------------------------------

(c) The following exhibits are being filed pursuant to Item 601 of Regulation S-K and General Instruction B to this Form:

        3.1 Amended and Restated Articles of Incorporation of
            II-VI Incorporated
       99.1 Press Release




















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                             SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  II-VI INCORPORATED
                                  (Registrant)



Date:  November 10, 2004          By:     /s/ Carl J. Johnson
                                              Carl J. Johnson
                                  Chairman and Chief Executive Officer



Date:  November 10, 2004          By:     /s/ Craig A. Creaturo
                                              Craig A. Creaturo
                                 Chief Financial Officer and Treasurer


































Page 4


                             EXHIBIT INDEX


Exhibit No.          Description
----------           -----------

    3.1              Amended and Restated Articles of Incorporation of
                     II-VI Incorporated

   99.1              Press Release